RMR FUNDS SERIES TRUST

RMR REAL ESTATE SECURITIES FUND

Supplement dated January 15, 2009 to the
Prospectus and Statement of Additional Information, each dated December 31, 2007,

as amended August 29, 2008 and January 12, 2009

RMR Real Estate Securities Fund Closed

The Board of Trustees of RMR Real Estate Securities Fund (the “Fund”), the sole series of RMR Funds Series Trust, is currently evaluating various factors pertinent to the Fund’s future prospects, including, but not limited to, the level of sales of Fund shares, the relatively small size of the Fund and current market conditions.  While the Board of Trustees continues to consider these factors, among others, effective January 16, 2009 the Fund is closed to new shareholder accounts and to further purchases by existing shareholders.  This closure does not affect the ability of existing shareholders to redeem Fund shares.